Exhibit 10.1

                          SECURITIES PURCHASE AGREEMENT

      This Securities Purchase Agreement (this "Agreement") is dated as of August 9, 2005, among MicroMed Technology, Inc., a Delaware corporation (the "Company") and Salmon Express, Inc., a Nevada corporation which will reincorporate in Delaware under the name MicroMed Cardiovalcular, Inc. in connection with the Reverse Merger, as that term is defined below ("SEI"), on the one hand, and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a "Purchaser" and collectively the "Purchasers") on the other hand; and

      WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act (as defined below), and Rule 506 promulgated thereunder, the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company in the aggregate, up to $5,000,000 of shares of Common Stock and Warrants on the Closing Date.

      WHEREAS, immediately after the Closing, SEI's wholly owned subsidiary will merge with and into the Company so that the Company will become a wholly owned subsidiary of SEI (the "Reverse Merger"). Pursuant to the Reverse Merger, SEI will issue to the stockholders of the Company, including the Purchasers, shares of SEI's common stock and warrants and options to purchase shares of SEI's common stock in exchange for all of the issued and outstanding shares of the Company's common stock and warrants and options to purchase shares of the Company's common stock, respectively, including the Securities otherwise issuable to the Purchaser pursuant to this Agreement.

      NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agrees as follows:


                                   ARTICLE I
                                   DEFINITIONS

      1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings indicated in this Section 1.1:

            "Action" shall have the meaning ascribed to such term in Section 3.1(i) .

            "Affiliate" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 144. With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser.

            "Closing" means the closing of the purchase and sale of the Shares and the Warrants pursuant to Section 2.1.

            "Closing Date" means the date when all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Purchasers' obligations to pay the Subscription Amount and (ii) the Company's obligations to deliver the Securities have been satisfied or waived.

            "Commission" means the Securities and Exchange Commission.

            "Common Stock" means the common stock of the Company, par value $0.001 per share, and any securities into which such common stock may hereafter be reclassified.

            "Common Stock Equivalents" means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

            "Disclosure Schedules" means the Disclosure Schedules of the Company delivered concurrently herewith.

            "Effective Date" means the date that the Registration Statement is first declared effective by the Commission.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            "Exempt Issuance" means the issuance of (a) shares of Common Stock or options to employees, officers or directors of the Company pursuant to any stock or option plan or other arrangement duly adopted by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose, (b) securities upon the exercise of or conversion of any securities issued hereunder, or convertible securities, options or warrants issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities, and (c) securities issued pursuant to strategic transactions with an operating company in a business synergistic with the business of the Company and in which the Company receives benefits in addition to the investment of funds or pursuant to acquisitions or equipment leases, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

            "GAAP" shall have the meaning ascribed to such term in Section
3.1(h).

            "Intellectual Property Rights" shall have the meaning ascribed to such term in Section 3.1(k).

            "Legend Removal Date" shall have the meaning ascribed to such term in Section 4.1(c).

            "Liens" means a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

            "Material Adverse Effect" shall have the meaning ascribed to such term in Section 3.1(b).

            "Material Permits" shall have the meaning ascribed to such term in
Section 3.1(i).

            "Merger Agreement" means that certain Agreement and Plan of Merger dated as of January 31, 2005 among SEI, the Company, Salmon Acquisition Corp. and Pete Smith, Sr. as amended by that certain First Amendment to Agreement and Plan of Merger dated May 16, 2005, and that certain Second Amendment to Agreement and Plan of Merger dated as of July 29, 2005.

            "Per Share Purchase Price" equals $1.33, subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

            "Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

            "Placement Agent Agreement" means that certain Placement Agent Agreement between the Company and Hunter World Markets, Inc.

            "Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

            "Registration Rights Agreement" means the Registration Rights Agreement, dated as of the date of this Agreement, among SEI and each Purchaser, providing for the registration of the Shares and Warrant Shares in the form of Exhibit A attached hereto.

            "Registration Statement" means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale by the Purchasers of the Shares and Warrant Shares.

            "Required Approvals" shall have the meaning ascribed to such term in
Section 3.1(e).

            "Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

            "Securities" means the Shares, the Warrants and the Warrant Shares.

            "Securities Act" means the Securities Act of 1933, as amended.

            "Shares" means the shares of the Company's Common Stock issued or issuable to each Purchaser pursuant to this Agreement.

            "Subscription Amount" means, as to each Purchaser, the amounts set forth below such Purchaser's signature block on the signature page hereto, in United States dollars and in immediately available funds.

            "Subsidiary" shall mean the subsidiaries of the Company, if any, set forth on Schedule 3.1(a).

            "Trading Day" means a day on which the Common Stock is traded on a Trading Market.

            "Trading Market" means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the American Stock Exchange, the New York Stock Exchange, the Nasdaq National Market, the Nasdaq SmallCap Market, the OTC Bulletin Board or the Pink Sheets.

            "Transaction Documents" means this Agreement, Warrants and the there Registration Rights Agreement and any other documents or agreements executed in connection with the transactions contemplated hereunder.

            "Warrants" means the Common Stock Purchase Warrants to purchase shares of the Company's common stock, in the form of Exhibit B, delivered to the Purchasers at the Closing in accordance with Section 2.2(a)(v) hereof, which warrants shall be exercisable one year from the date of issuance upon issuance for a term of seven years from the date of issuance and have an exercise price equal to $1.33, subject to adjustment as provided therein.

            "Warrant Shares" means the shares of the Company's Shares issuable upon exercise of the Warrants.


                                   ARTICLE II
                                PURCHASE AND SALE

      2.1 Closing. The parties to this Agreement acknowledge that the issuer of the Shares and Warrants pursuant to this Agreement is the Company, which shall effect the Reverse Merger with SEI concurrently with the Closing pursuant to which all of the issued and outstanding shares of the Company's common stock and options and warrants exercisable to purchase shares of the Company's common stock (including the Shares and Warrants) will be exchanged for shares of the SEI's common stock and options and warrants exercisable to purchase shares of the SEI's common stock, respectively. On the Closing Date, each Purchaser shall purchase from the Company, severally and not jointly with the other Purchasers, and the Company shall issue and sell to each Purchaser, (a) a number of Shares equal to such Purchaser's Subscription Amount divided by the Per Share Purchase Price, it being understood, however, that, in lieu of the Shares, and for the sole purpose of convenience, each Purchaser shall receive an equivalent number of shares of common stock in the name of SEI (the "SEI Shares"), giving effect to the exchange of securities pursuant to the Reverse Merger, and (b) the Warrants as determined pursuant to Section 2.2(a)(v), certain of which are hereby assigned as described in Section 2.2(a)(v) hereof, however, it being understood that, in lieu of the Warrants, and for the sole purpose of convenience, each Purchaser shall receive an equivalent number of warrants to purchase shares of common stock in the name of SEI (the "SEI Warrants"), giving effect to the exchange of securities pursuant to the Reverse Merger. The aggregate Subscription Amounts for the Shares sold hereunder shall be up to $5,000,000. Upon satisfaction of the conditions set forth in Section 2.3, the Closing shall occur at the offices of Kirkpatrick & Lockhart Nicholson Graham LLP, located at 10100 Santa Monica Blvd., 7th Floor, Los Angeles, California 90067, or such other location as the parties shall mutually agree.

      2.2 Deliveries.

            (a) On the Closing Date, the Company shall deliver or cause to be delivered to each Purchaser the following:

                  (i) this Agreement duly executed by the Company;

                  (ii) a copy of the irrevocable instructions to SEI transfer agent instructing the transfer agent to deliver, on an expedited basis, a certificate evidencing a number of SEI Shares equal to such Purchaser's Subscription Amount divided by the Per Share Purchase Price, registered in the name of such Purchaser;

                  (iii) the Registration Rights Agreement duly executed by SEI; and

                  (iv) evidence satisfactory to such Purchaser and its counsel that the Reverse Merger has occurred; and

                  (v) a SEI Warrant, registered in the name of such Purchaser, pursuant to which such Purchaser shall have the right to acquire up to the number of shares of Common Stock equal to 60% of the Shares to be issued to such Purchaser, it being understood and agreed that all SEI Warrants issuable to Absolute Return Europe Fund, European Catalyst Fund and Absolute Octane Fund hereunder shall be assigned to and issued in the name of Hunter World Markets, Inc..

            (b) On the Closing Date, each Purchaser shall deliver or cause to be delivered to the Company the following:

                  (i) this Agreement duly executed by such Purchaser;

                  (ii) such Purchaser's Subscription Amount by wire transfer of same day funds to the account as specified in writing by the Company; and

                  (iii) the Registration Rights Agreement duly executed by such Purchaser.

      2.3 Closing Conditions.

            (a) The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

                  (i) the accuracy in all material respects when made and on the Closing Date of the representations and warranties of the Purchasers contained herein;

                  (ii) all obligations, covenants and agreements of the Purchasers required to be performed at or prior to the Closing Date shall have been performed; and

                  (iii) the delivery by the Purchasers of the items set forth in
Section 2.2(b) of this Agreement.

            (b) The respective obligations of the Purchasers hereunder in connection with the Closing are subject to the following conditions being met:

                  (i) the accuracy in all material respects on the Closing Date of the representations and warranties of the Company contained herein;

                  (ii) all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed;

                  (iii) the delivery by the Company and SEI, as the case may be, of the items set forth in Section 2.2(a) of this Agreement;

                  (iv) there shall have been no Material Adverse Effect with respect to the Company since the date hereof; and

                  (v) the Reverse Merger shall have been consummated immediately after the Closing on the terms set forth in the Merger Agreement, including that all the conditions to Closing in favor of the Company have been satisfied.


                                  ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

      3.1 Representations and Warranties of the Company. Except as set forth under the corresponding section of the Disclosure Schedules which Disclosure Schedules shall be deemed a part hereof, the Company hereby makes the representations and warranties set forth below to each Purchaser:

            (a) Subsidiaries. All of the direct and indirect subsidiaries of the Company, if any, are set forth on Schedule 3.1(a). The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens, and all the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities. If the Company has no subsidiaries, then references in the Transaction Documents to the Subsidiaries will be disregarded.

            (b) Organization and Qualification. Each of the Company and the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of any Transaction Documents,
(ii) a material adverse effect on the results of operations, assets, business, prospects or financial condition of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company's ability to perform in any material respect on a timely basis its obligations under any Transaction Documents (any of (i), (ii) or (iii), a "Material Adverse Effect") and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

            (c) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company in connection therewith other than in connection with the Required Approvals. Each of the Transaction Documents has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

            (d) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company, the issuance and sale of the Shares and the consummation by the Company of the other transactions contemplated thereby do not and will not (i) conflict with or violate any provision of the Company's or any Subsidiary's certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or
(iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

            (e) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (i) filings required pursuant to Section 4.4 of this Agreement, (ii) the filing with the Commission of the Registration Statement, (iii) application(s) to each applicable Trading Market for the listing of the Shares and Warrants Shares for trading thereon in the time and manner required thereby, and (iv) the filing of Form D with the Commission and such filings as are required to be made under applicable state securities laws (collectively, the "Required Approvals").

            (f) Issuance of the Securities. The Shares and Warrants are duly authorized and, when issued and paid for in accordance with the Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents. The Warrant Shares, when issued in accordance with the terms of the Transaction Documents, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company. The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable pursuant to this Agreement and the Warrants.

            (g) Capitalization. Immediately prior to the Closing and without giving effect to the issuance of the Company Shares or Warrants, the authorized capital stock of the Company consists of 65,000,000 shares of common stock, $.001 par value per share, and no shares of preferred stock. Immediately prior to the Closing and without giving effect to the issuance of the Company Shares or Warrants there will be 13,260,000 shares of common stock outstanding and no shares of preferred stock outstanding. In addition, Immediately prior to the Closing and without giving effect to the issuance of the Company Shares or Warrants, there will outstanding options and warrants to purchase 598,528 shares of common stock. All of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors of the Company or others is required for the issuance and sale of the Shares. There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company's capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company's stockholders.

            (h) Material Changes. Since March 31, 2005, (i) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Financial Statements (as defined below) pursuant to GAAP, (ii) the Company has not altered its method of accounting, and (iii) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock.

            (i) Litigation. There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an "Action") which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor any current director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current director or officer of the Company.

            (j) Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such permits could not have or reasonably be expected to result in a Material Adverse Effect ("Material Permits"), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

            (k) Patents and Trademarks. The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights necessary or material for use in connection with their respective businesses and which the failure to so have could have a Material Adverse Effect (collectively, the "Intellectual Property Rights"). Neither the Company nor any Subsidiary has received a written notice that the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any Person. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights of others.

            (l) Certain Fees. Other than fees payable to Hunter World Markets, Inc., no brokerage or finder's fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement.

            (m) Private Placement. Assuming the accuracy of the Purchasers' representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchasers as contemplated hereby. Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising. The Company has offered the Securities for sale only to the Purchasers and certain other "accredited investors" within the meaning of Rule 501 under the Securities Act.

            (n) Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Shares, will not be or be an Affiliate of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act.

            (o) Registration Rights. No Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company.

            (p) Financial Statements. The Company has made available to the Purchasers its (a) audited balance sheets as at December 31, 2003 and 2004 and related statements of operations, changes in stockholders equity and cash flows for the years ended December 31, 2004 and 2003, and (b) unaudited balance sheets as at March 31, 2005 and the related statement of operations, changes in stockholders equity and cash flows for the three months ended March 31, 2005 (collectively, the "Financial Statements"). The Financial Statements (i) were in accordance with the books and records of the Company, (ii) are correct and complete, (iii) fairly present the financial position and results of operations of the Company as of the dates indicated, and (iv) are prepared in accordance with U.S. GAAP (except that (x) unaudited financial statements may not be in accordance with GAAP because of the absence of footnotes normally contained therein, and (y) interim (unaudited) financials are subject to normal year-end audit adjustments that in the aggregate will not have a material adverse effect on the Company or its business, financial conditions or results of operations).

      3.2 Representations and Warranties of the Purchasers. Each Purchaser hereby, for itself and for no other Purchaser, represents and warrants as of the date hereof and as of the Closing Date to the Company as follows:

            (a) Organization; Authority. Such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder. The execution, delivery and performance by such Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or similar action on the part of such Purchaser. Each of the Transaction Documents to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

            (b) Investment Intent. Such Purchaser understands that the Securities are "restricted securities" and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof, has no present intention of distributing any of such Securities and has no arrangement or understanding with any other persons regarding the distribution of such Securities (this representation and warranty not limiting such Purchaser's right to sell the Securities pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws). Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business. Such Purchaser does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.

            (c) Purchaser Status. At the time such Purchaser was offered the Securities, it was, and at the date hereof it is, and on each date on which it exercises any Warrants, it will be either: (i) an "accredited investor" as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act or (ii) a "qualified institutional buyer" as defined in Rule 144A(a) under the Securities Act. Such Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act.

            (d) Experience of Such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

            (e) General Solicitation. Such Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

            (f) Nonreliance. SEI has filed an information statement on Schedule 14C with the SEC, which was provided to SEI stockholders that did not vote to approve the Merger. Each Purchaser acknowledges that he/she/it has not been provided a copy of the Schedule 14C by the Company or Hunter World Markets, Inc. Each Purchaser acknowledges that he/she/it has in no way has relied on the
Schedule 14C to evaluate the suitability of a potential investment in the Company.


                                   ARTICLE IV
                         OTHER AGREEMENTS OF THE PARTIES

      4.1 Transfer Restrictions.

            (a) The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144, to the Company or to an affiliate of a Purchaser or in connection with a pledge as contemplated in Section 4.1(b), SEI may require the transferor thereof to provide to SEI an opinion of counsel selected by the transferor and reasonably acceptable to SEI, the form and substance of which opinion shall be reasonably satisfactory to SEI, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement and the Registration Rights Agreement.

            (b) The Purchasers agree to the imprinting, so long as is required by this Section 4.1(b), of a legend on any of the Securities in the following form:

            THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT.

      SEI acknowledges and agrees that a Purchaser may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an "accredited investor" as defined in Rule 501(a) under the Securities Act and who agrees to be bound by the provisions of this Agreement and the Registration Rights Agreement and, if required under the terms of such arrangement, such Purchaser may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of SEI and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the appropriate Purchaser's expense, SEI will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including, if the Securities are subject to registration pursuant to the Registration Rights Agreement, the preparation and filing of any required prospectus supplement under Rule 424(b)(3) under the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders thereunder.

            (c) Certificates evidencing the Shares and the Warrant Shares shall not contain any legend (including the legend set forth in Section 4.1(b)), (i) while a registration statement (including the Registration Statement) covering the resale of such security is effective under the Securities Act provided that at the time a Purchaser requests a removal of the legend on any certificate evidencing all or any portion of any of the Securities, such Purchaser (or a broker acting on such Purchaser's behalf) provides to SEI (or to the transfer agent on SEI's behalf), a representation that any of the Securities, sold or to be sold by such Purchaser have been, or will be, sold in accordance with the plan of distribution set forth in the Prospectus and in compliance with the prospectus delivery requirements under the Securities Act, or (ii) following any sale of such Shares or the Warrant Shares pursuant to Rule 144, or (iii) if such Shares or Warrant Shares are eligible for sale under Rule 144(k), or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the Commission). If all or any portion of a Warrant is exercised at a time when there is an effective registration statement to cover the resale of the Warrant Shares, such Warrant Shares shall be issued free of all legends. SEI agrees that following the Effective Date or at such time as such legend is no longer required under this Section 4.1(c), it will, no later than three Trading Days following the delivery by a Purchaser to SEI or SEI's transfer agent of a certificate representing Shares or Warrant Shares, as the case may be, issued with a restrictive legend (such date, the "Legend Removal Date"), deliver or cause to be delivered to such Purchaser a certificate representing such Securities that is free from all restrictive and other legends. SEI may not make any notation on its records or give instructions to any transfer agent of SEI that enlarge the restrictions on transfer set forth in this Section.

            (d) Each Purchaser, severally and not jointly with the other Purchasers, agrees that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 4.1 is predicated upon the SEI's reliance that the Purchaser will sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom.

            (e) Nothing in this Section 4.1 shall require the Company to take any action in violation of the Securities Act of 1933, as amended.

      4.2 Furnishing of Information. As long as any Purchaser owns Securities, SEI will use best efforts to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by SEI after the date hereof pursuant to the Exchange Act. As long as any Purchaser owns Securities, if SEI is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) such information as is required for the Purchasers to sell the Securities under Rule 144. SEI further covenants that it will take such further action as any holder of Securities may reasonably request, all to the extent required from time to time to enable such Person to sell such Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.

      4.3 Integration. Neither SEI nor the Company shall sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market such that it would require shareholder approval prior to the closing of such other transaction unless shareholder approval is obtained before the closing of such subsequent transaction.

      4.4 Publicity. The Company, SEI and each Purchaser shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and neither the Company, SEI nor any Purchaser shall issue any such press release or otherwise make any such public statement without the prior consent of SEI, with respect to any press release of any Purchaser, or without the prior consent of each Purchaser, with respect to any press release of the Company or SEI, which consent shall not unreasonably be withheld, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. Notwithstanding the foregoing, neither the Company nor SEI shall publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except (i) as required by federal securities law and (ii) to the extent such disclosure is required by law or Trading Market regulations.

      4.5 Reservation of Common Stock. As of the date hereof, each of the Company and SEI has reserved and the Company and SEI shall continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of shares of Common Stock for the purpose of enabling the Company and SEI to issue the Shares and Warrant Shares pursuant to any exercise of Warrants, as the case may be, pursuant to this Agreement.

      4.6 Equal Treatment of Purchasers. No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration is also offered to all of the parties to the Transaction Documents. For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser, and is intended to treat for the Company the Purchasers as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Securities or otherwise.

      4.7 Subsequent Equity Sales. Except for Exempt Issuances, from the date hereof until the Effective Date, neither the Company nor any Subsidiary shall issue shares of Common Stock or Common Stock Equivalents.

      4.8 Delivery of Securities After Closing. SEI shall deliver, or cause to be delivered, the respective Shares and Warrants purchased by each Purchaser to such Purchaser within 10 Trading Days of the Closing Date.

      4.9 Most Favored Nations. If, at any time and from time to time during the period commencing on the Closing Date and ending on the first anniversary of the Effective Date, SEI issues additional shares of Common Stock or Common Stock Equivalents (the "Additional Shares") at a price or exercise price per share of Common Stock (the "Effective Price") less than Per Share Purchase Price, then SEI shall provide notice thereof to the Purchasers, and, within 20 business days from receipt of such notice, the Purchasers or any of them shall have the right to purchase additional shares of Common Stock (the "Purchase Shares") at a purchase price equal to the par value (the "Purchase Share Price") in accordance with the following:

      (a) there shall be calculated a per share price (the "Adjusted Price") determined by a fraction, the numerator of which shall be $20,000,000 PLUS the product of the number of Additional Shares multiplied by the Effective Price PLUS any prior products of previously issued Additional Shares multiplied by the applicable Effective Price(s) with respect to such issuances, and the denominator of which shall be 15,058,528 PLUS the number of Additional Shares PLUS any previously issued Additional Shares.

      (b) Each Purchaser shall be entitled to purchase that number of Purchase Shares at the Purchase Price equal to the difference between the product of the total dollars paid by Purchaser for shares of common stock hereunder (the "Purchaser Amount") divided by the Adjusted Price LESS the product of the Purchaser Amount divided by the Per Share Purchase Price.

      By way of example only, if the Company issued 4,000,000 Additional Shares at an Effective Price of $1.00 per share, and there had been no previous adjustments further to this Section 4.9, the Adjusted Price would be $1.26 ($20,000,000 PLUS $4,000,000 divided by 15,037,503 PLUS 4,000,000). If the
      Purchaser purchased $1,000,000 of Common Stock further to this Agreement, he/she/it would be entitled to purchase 41,771 Purchase Shares (1,000,000 divided by 1.26 or 793,651 shares LESS 1,000,000 divided by 1.33 or 751,880 shares).

      Notwithstanding the foregoing, no adjustment will be made in respect of Exempt Issuances.


                                   ARTICLE V
                                  MISCELLANEOUS

      5.1 Termination. This Agreement may be terminated by any Purchaser, by written notice to the other parties, if the Closing has not been consummated on or before August 31, 2005; provided that no such termination will affect the right of any party to sue for any breach by the other party (or parties).

      5.2 Fees and Expenses. The Company shall deliver, prior to the Closing, a completed and executed copy of the Closing Statement, attached hereto as Annex
A. Except as otherwise set forth in this Agreement or in the Placement Agent Agreement, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all stamp and other taxes and duties levied in connection with the sale of the Securities.

      5.3 Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

      5.4 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto prior to 6:30 p.m. (New York City time) on a Trading Day,
(b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (c) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

      5.5 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and Purchasers holding at least 66% and Warrant Shares (exercised and unexercised) of the Shares at such time or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

      5.6 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

      5.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser, except that any existing obligations of the Company hereunder after the Closing shall be assigned to and assumed by SEI. Any Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities, provided such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions hereof that apply to the "Purchasers".

      5.8 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

      5.9 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of California, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of Los Angeles. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of Los

Angeles, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The parties hereby waive all rights to a trial by jury. If either party shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys' fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

      5.10 Survival. The representations and warranties herein shall survive the Closing and delivery of the Shares and Warrant Shares for two years from the date hereof.

      5.11 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

      5.12 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

      5.13 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities.

      5.14 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

                            (Signature Pages Follows)

      IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

                                         MICROMED TECHNOLOGY, INC.


                                         By: /s/ Travis E. Baugh
                                            ------------------------------------
                                         Name: Travis E. Baugh
                                              ----------------------------------
                                         Title: President
                                               ---------------------------------


                                         Address for Notice
                                         ------------------

                                         MicroMed Technology, Inc.
                                         8965 Interchange Drive
                                         Houston, Texas 77054

with a copy to (which shall not constitute notice):

Thomas J. Poletti, Esq.
Kirkpatrick & Lockhart Nicholson Graham LLP
10100 Santa Monica Boulevard
Seventh Floor
Los Angeles, CA 90067



                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                     SIGNATURE PAGES FOR PURCHASERS FOLLOW]

  [SIGNATURE PAGES TO MICROMED TECHNOLOGY, INC. SECURITIES PURCHASE AGREEMENT]

      IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


                                         SALMON EXPRESS INC.
                                         By: /s/ Pete Smith
                                            ------------------------------------
                                            Name: Pete Smith
                                            Title: President

                                             Email Address:
                                                           ---------------------

                                             Address for Notice:
                                             6604 Topay Drive
                                             Vernon, BC Canada, V1H 18



                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                     SIGNATURE PAGES FOR PURCHASERS FOLLOW]

   [PURCHASER SIGNATURE PAGES TO MICROMED TECHNOLOGY, INC. SECURITIES PURCHASE
                                   AGREEMENT]

      IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

                                       ABSOLUTE RETURN EUROPE FUND


                                       By: /s/ Florian Homm
                                          --------------------------------------
                                          Name: Florian Homm
                                          Title: Investment Advisor

                                          Email Address:
                                                        ------------------------

                                          Address for Notice of Investing Party:

                                          c/o Todd Ficeto
                                          Hunter World Markets, Inc.
                                          9300 Wilshire Blvd.
                                          Penthouse Suite
                                          Beverly Hills, CA 90212

With a copy to (which shall not constitute notice):

David L. Ficksman
Troy & Gould
1801 Century Park East, 16th Floor
Los Angeles, California 90067

Address for Delivery of Securities for Investing
Entity (if not same as above):



Subscription Amount: $2,000,000.00
Shares:              __________ shares of Common Stock
Warrant Shares:      [_______________]
EIN Number:          _______________________________


                           [SIGNATURE PAGES CONTINUE]

   [PURCHASER SIGNATURE PAGES TO MICROMED TECHNOLOGY, INC. SECURITIES PURCHASE
                                   AGREEMENT]

      IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

                                       EUROPEAN CATALYST FUND

                                       By: /s/ Florian Homm
                                          --------------------------------------
                                          Name: Florian Homm
                                          Title: Investment Advisor

                                          Email Address:
                                                        ------------------------

                                          Address for Notice of Investing Party:
                                          c/o Todd Ficeto
                                          Hunter World Markets, Inc.
                                          9300 Wilshire Blvd.
                                          Penthouse Suite
                                          Beverly Hills, CA 90212

With a copy to (which shall not constitute notice):

David L. Ficksman
Troy & Gould
1801 Century Park East, 16th Floor
Los Angeles, California 90067

Address for Delivery of Securities for Investing
Entity (if not same as above):



Subscription Amount: $1,000,000.00____________
Shares:              __________ shares of Common Stock
Warrant Shares:      [_______________]
EIN Number:          ______________________________


                           [SIGNATURE PAGES CONTINUE]

   [PURCHASER SIGNATURE PAGES TO MICROMED TECHNOLOGY, INC. SECURITIES PURCHASE
                                   AGREEMENT]

      IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

                                       ABSOLUTE OCTANE FUND


                                       By: /s/ Florian Homm
                                          --------------------------------------
                                          Name: Florian Homm
                                          Title: Investment Advisor

                                          Email Address:
                                                        ------------------------

                                          Address for Notice of Investing Party:
                                          c/o Todd Ficeto
                                          Hunter World Markets, Inc.
                                          9300 Wilshire Blvd.
                                          Penthouse Suite
                                          Beverly Hills, CA 90212

With a copy to (which shall not constitute notice):

David L. Ficksman
Troy & Gould
1801 Century Park East, 16th Floor
Los Angeles, California 90067

Address for Delivery of Securities for Investing
Entity (if not same as above):



Subscription Amount: $1,000,000.00____________
Shares:              __________ shares of Common Stock
Warrant Shares:      [_______________]
EIN Number:          _______________________________


                           [SIGNATURE PAGES CONTINUE]

   [PURCHASER SIGNATURE PAGES TO MICROMED TECHNOLOGY, INC. SECURITIES PURCHASE
                                   AGREEMENT]

      IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


                                            ------------------------------------
Oxford Bioscience Partners II L.P.          NAME OF PURCHASER
By:  OBP Management II L.P.
                                            By:
By: /s/ Cornelius T. Ryan                      ---------------------------------
   -------------------------------             Name:
   General Partner                             Title:

                                               Email Address:
                                                             -------------------

                                               Address for Notice of Investing
                                               Party:
                                               222 Berkeley Street
                                               Suite 1650
                                               Boston, MA 02116

With a copy to (which shall not constitute notice):




Address for Delivery of Securities for Investing Entity (if not same as above):



Subscription Amount: $27,872.31
Shares:              20,957 shares of Common Stock
Warrant Shares:      [_12,574__]
EIN Number:


                           [SIGNATURE PAGES CONTINUE]

   [PURCHASER SIGNATURE PAGES TO MICROMED TECHNOLOGY, INC. SECURITIES PURCHASE
                                   AGREEMENT]

      IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


                                            ------------------------------------
Oxford Bioscience Partners (Bermuda) II     NAME OF PURCHASER
Limited Partnership
By:  OBP Management II (Bermuda) Limited
Partnership
                                            By:
By: /s/ Cornelius T. Ryan                      ---------------------------------
   ------------------------------              Name:
   General Partner                             Title:

                                               Email Address: [illegible]
                                                             -------------------

                                               Address for Notice of Investing
                                               Party:
                                               222 Berkeley Street
                                               Suite 1650
                                               Boston, MA 02116

With a copy to (which shall not constitute notice):




Address for Delivery of Securities for Investing Entity (if not same as above):



Subscription Amount: $20,873.02
Shares:              15,694 shares of Common Stock
Warrant Shares:      [_9,416__]
EIN Number:          [illegible]


                           [SIGNATURE PAGES CONTINUE]

   [PURCHASER SIGNATURE PAGES TO MICROMED TECHNOLOGY, INC. SECURITIES PURCHASE
                                   AGREEMENT]

      IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


                                            ------------------------------------
Oxford Bioscience Partners (Adjunct) II     NAME OF PURCHASER
L.P.
By:  OBP Management II L.P.
                                            By:
By: /s/ Cornelius T. Ryan                      ---------------------------------
   -----------------------------               Name:
   General Partner                             Title:

                                               Email Address:
                                                             -------------------

                                               Address for Notice of Investing
                                               Party:
                                               222 Berkeley Street
                                               Suite 1650
                                               Boston, MA 02116

With a copy to (which shall not constitute notice):




Address for Delivery of Securities for Investing Entity (if not same as above):



Subscription Amount: $7,550.41
Shares:              5,677 shares of Common Stock
Warrant Shares:      [_3,406__]
EIN Number:


                           [SIGNATURE PAGES CONTINUE]

   [PURCHASER SIGNATURE PAGES TO MICROMED TECHNOLOGY, INC. SECURITIES PURCHASE
                                   AGREEMENT]

      IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


                                            ------------------------------------
Oxford Bioscience Partners (GS-Adjunct)     NAME OF PURCHASER
II L.P.
By: OBP Management II L.P.
                                            By:
By: /s/ Cornelius T. Ryan                      ---------------------------------
   ------------------------------              Name:
   General Partner                             Title:

                                               Email Address:
                                                             -------------------

                                               Address for Notice of Investing
                                               Party:
                                               222 Berkeley Street
                                               Suite 1650
                                               Boston, MA 02116

With a copy to (which shall not constitute notice):




Address for Delivery of Securities for Investing Entity (if not same as above):



Subscription Amount: $18,703.79
Shares:              14,063 shares of Common Stock
Warrant Shares:      [_8,438__]
EIN Number:


                           [SIGNATURE PAGES CONTINUE]

   [PURCHASER SIGNATURE PAGES TO MICROMED TECHNOLOGY, INC. SECURITIES PURCHASE
                                   AGREEMENT]

      IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


                                       SCHRODER VENTURES INTERNATIONAL
                                       LIFE SCIENCES FUND LP1


                                       By:  /s/ Gary Carr      /s/ Douglas Mello
                                          --------------------------------------
                                          Name: Gary Carr      Douglas Mello
                                          Title: Director & Vice President of
                                          Schroder Venture Managers Inc., as
                                          General Partner

                                          Email Address:
                                                        ------------------------

                                          Address for Notice of Investing
                                          Party:
                                          c/o 22 Church Street
                                          Hamilton HM 11
                                          Bermuda

With a copy to (which shall not constitute notice):




Address for Delivery of Securities for Investing Entity (if not same as above):



Subscription Amount: $102,695.95
Shares:              77,215_ shares of Common Stock
Warrant Shares:      [_46,329__]
EIN Number:


                           [SIGNATURE PAGES CONTINUE]

   [PURCHASER SIGNATURE PAGES TO MICROMED TECHNOLOGY, INC. SECURITIES PURCHASE
                                   AGREEMENT]

      IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


                                       SCHRODER VENTURES INTERNATIONAL
                                       LIFE SCIENCES FUND LP2


                                       By: /s/ Gary Carr       /s/ Douglas Mello
                                          --------------------------------------
                                          Name: Gary Carr      Douglas Mello

                                          Title: Director & Vice President of
                                          Schroder Venture Managers Inc., as
                                          General Partner


                                          Email Address:


                                          Address for Notice of Investing
                                          Party:
                                          c/o 22 Church Street
                                          Hamilton HM 11
                                          Bermuda

With a copy to (which shall not constitute notice):




Address for Delivery of Securities for Investing Entity (if not same as above):



Subscription Amount: $22,821.47
Shares:              17,159 shares of Common Stock
Warrant Shares:      [_10,295__]
EIN Number:


                           [SIGNATURE PAGES CONTINUE]

   [PURCHASER SIGNATURE PAGES TO MICROMED TECHNOLOGY, INC. SECURITIES PURCHASE
                                   AGREEMENT]

      IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


                                      SCHRODER VENTURES INTERNATIONAL
                                      LIFE SCIENCES FUND TRUST


                                      By: /s/ Gary Carr        /s/ Douglas Mello
                                         ---------------------------------------
                                         Name: Gary Carr       Douglas Mello
                                         Title: Director of Schroder Venture
                                         Managers Limited as Attorney-in-Fact
                                         for Codan Trust Company Limited as
                                         Trustee

                                         Email Address:
                                                       -------------------------

                                         Address for Notice of Investing
                                         Party:
                                         c/o 22 Church Street
                                         Hamilton HM 11
                                         Bermuda

With a copy to (which shall not constitute notice):




Address for Delivery of Securities for Investing Entity (if not same as above):



Subscription Amount: $36,149.40
Shares:              27,180_ shares of Common Stock
Warrant Shares:      [_16,308__]
EIN Number:


                           [SIGNATURE PAGES CONTINUE]

   [PURCHASER SIGNATURE PAGES TO MICROMED TECHNOLOGY, INC. SECURITIES PURCHASE
                                   AGREEMENT]

      IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


                                       SCHRODER VENTURES INTERNATIONAL
                                       LIFE SCIENCES FUND CO-INVESTMENT
                                       SCHEME


                                       By: /s/ Gary Carr       /s/ Douglas Mello
                                          --------------------------------------
                                          Name: Gary Carr     Douglas Mello
                                          Title: Director of Schroder Venture
                                          Managers Limited as InvestmentManager

                                          Email Address:
                                                        ------------------------

                                          Address for Notice of Investing
                                          Party:
                                          c/o 22 Church Street
                                          Hamilton HM 11
                                          Bermuda

With a copy to (which shall not constitute notice):




Address for Delivery of Securities for Investing Entity (if not same as above):



Subscription Amount: $812.63
Shares:              611 shares of Common Stock
Warrant Shares:      [_367__]
EIN Number:


                           [SIGNATURE PAGES CONTINUE]

   [PURCHASER SIGNATURE PAGES TO MICROMED TECHNOLOGY, INC. SECURITIES PURCHASE
                                   AGREEMENT]

      IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


                                       MITSUI & CO. VENTURE PARTNERS II, L.P.
                                       BY: MITSUI & CO. VENTURE PARTNERS, INC.,
                                       ITS GENERAL PARTNER


                                       By: /s/ Koichi Ando
                                          --------------------------------------
                                          Name: Koichi Ando
                                          Title: President and CEO

                                          Email Address:
                                                        ------------------------

                                          Address for Notice of Investing
                                          Party:
                                          200 Park Avenue, New York, NY 10166

With a copy to (which shall not constitute notice):




Address for Delivery of Securities for Investing Entity (if not same as above):



Subscription Amount: $100,000
Shares:              75,188 shares of Common Stock
Warrant Shares:      [_45,113__]
EIN Number:


                           [SIGNATURE PAGES CONTINUE]

   [PURCHASER SIGNATURE PAGES TO MICROMED TECHNOLOGY, INC. SECURITIES PURCHASE
                                   AGREEMENT]

      IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


                                       HARVARD CUSTOM MANUFACTURING, LLC


                                       By: /s/ Cheri Lieberman
                                          --------------------------------------
                                          Name: Cheri Lieberman
                                          Title: Asst. Secretary

                                          Email Address:
                                                        ------------------------

                                          Address for Notice of Investing
                                          Party:
                                          c/o Charterhouse Group, Inc.
                                          535 Madison Ave.
                                          New York, NY 10022
                                          Attn: Cheri Lieberman

With a copy to (which shall not constitute notice):




Address for Delivery of Securities for Investing Entity (if not same as above):



Subscription Amount: $377,101.74
Shares:              208,535 shares of Common Stock
Warrant Shares:      [_170,121__]
EIN Number:


                           [SIGNATURE PAGES CONTINUE]

   [PURCHASER SIGNATURE PAGES TO MICROMED TECHNOLOGY, INC. SECURITIES PURCHASE
                                   AGREEMENT]

      IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

                                            Essex Woodlands Health Ventures
                                            Fund IV L.P.

                                            By: /s/ Martin P. Sutter
                                               ---------------------------------
                                               Name: Martin P. Sutter
                                               Title: Managing Director

                                               Email Address:
                                                             -------------------

                                               Address for Notice of Investing
                                               Party:

With a copy to (which shall not constitute notice):




Address for Delivery of Securities for Investing Entity (if not same as above):



Subscription Amount: $277,101.79
Shares:              208,347_ shares of Common Stock
Warrant Shares:      [_125,008__]
EIN Number:


                           [SIGNATURE PAGES CONTINUE]

                                     ANNEX A

                                CLOSING STATEMENT
                                -----------------

                             Schedule of Purchasers

                                                    Share      Warrant
Purchaser's Name                                   Amount      Amount      Purchase Amount
-----------------------------------------------   ---------   ---------    ---------------
Absolute Return Europe Fund                       1,503,759     902,255*   $     2,000,000
European Catalyst Fund                              751,880     451,128*   $     1,000,000
Absolute Octane Fund                                751,880     451,128*   $     1,000,000
Oxford Bioscience Partners II L.P.                   20,957      12,574    $     27,872.81
Oxford Bioscience Partners (Bermuda) II
Limited Partnership                                  15,694       9,416    $     20,873.02
Oxford Bioscience Partners (GS-Adjunct) II L.P.      14,063       8,438    $     18,703.79
Oxford Bioscience Partners (Adjunct) II L.P.          5,677       3,406    $      7,550.41
Schroder Ventures International Life
Sciences Fund LP1                                    77,215      46,329    $    102,695.95
Schroder Ventures International Life
Sciences Fund LP2                                    17,159      10,295    $     22,821.47
Schroder Ventures International Life
Sciences Fund Trust                                  27,180      16,308    $     36,149.40
Schroder Ventures International Life
Sciences Fund Co-Investment Scheme                      611         367    $        812.63
Harvard Custom Manufacturing, LLC                   283,535     170,121    $    377,101.74
Essex Woodlands Health Ventures Fund IV
L.P.                                                208,347     125,008    $    277,101.73
Mitsui & Co. Venture Partners                        75,188      45,113    $    100,000.00
-----------------------------------------------   ---------   ---------    ---------------
                                         TOTAL:   3,753,145   2,251,886    $  4,991,682.95


* Each such Purchaser by its execution of this Agreement acknowledges and agrees that such Warrants are assigned to and shall be issued in the name of Hunter World Markets, Inc.